UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to 167;240.14a-12

AVALON HOLDINGS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Avalon Holdings Corporation

One American Way ● Warren, OH 44484-5555 ● Phone: (330) 856-8800 ● Fax: (330) 856-8480

SUPPLEMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

to be held on April 25, 2019

The date of this Supplement is April 4, 2019

To the Shareholders of Avalon Holdings Corporation:

At the upcoming 2019 Annual Meeting of Stockholders (the “Annual Meeting”) scheduled for April 25, 2019, you are being asked to approve the Company’s 2019 Long-Term Incentive Plan (the “Plan”) (Proposal No. 4). The Board of Directors of the Company has solicited proxies pursuant to the Notice of Annual Meeting of Shareholders April 25, 2019 and Proxy Statement, dated March 15, 2019 (the “Proxy Statement”).

We are writing to provide additional information to our shareholders regarding the number of eligible participants in the Plan. As described in the Proxy Statement, at page 16, salaried employees of the Company and its Affiliates and outside directors of the Company will be eligible for grants under the Plan. The Company and its Affiliates currently have 98 salaried employees, and there are currently 3 outside directors of the Company.

The Board of Directors unanimously recommends a vote FOR the approval of The Avalon Holdings Corporation 2019 Long-Term Incentive Plan.

Additional Information

If you have already submitted your proxy for the Annual Meeting and wish to revoke or change your vote, you may do so at any time prior to the voting thereof by (i) by giving written notice to the Secretary of the Company, (ii) by voting in person at the Annual Meeting, or (iii) by execution of a subsequent proxy provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Proxies which have already been submitted, and which are not subsequently revoked or changed as described above, will be voted at the Annual Meeting as indicated. Detailed information regarding voting procedures can be found in the Proxy Statement. The information disclosed in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from information disclosed in the Proxy Statement, the information in this Supplement applies. Proxy Statement and our Annual Report to Shareholders for the fiscal year ended December 31, 2018 are available on the internet at http://www.proxyvote.com.

Avalon Holdings Corporation

/s/ Bryan P. Saksa

Bryan P. Saksa

Secretary

Warren, Ohio

April 4, 2019